UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2005
Williams Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32599 (Commission File Number)	20-2485124 (IRS Employer Identification No.)

One Williams Center Tulsa, Oklahoma (Address of principal executive offices)	74172-0172 (Zip Code)
Registrant’s telephone number, including area code: (918) 573-2000
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On September 6, 2005, Williams Partners L.P. (the “Partnership”) announced that no significant damage has been reported at the operations associated with its Gulf Coast interests affected by Hurricane Katrina and provided an update on the status of certain of those operations. The Partnership also announced that it continues to assess the financial impact related to Hurricane Katrina.
A copy of the press release publicly announcing the same is furnished as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference.
The press release is being furnished pursuant to Item 7.01, Regulation FD Disclosure. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit Number	Description
Exhibit 99.1	Press Release dated September 6, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.
	By:	Williams Partners GP LLC, its General Partner
Date: September 7, 2005	By:	/s/ William H. Gault

William H. Gault Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release dated September 6, 2005.